Exhibit 10.2

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

FIRST AMENDMENT
TO THE PRODUCT SUPPLY AGREEMENT

This First Amendment to the Product Supply Agreement (the “Amendment”) dated as of June 24, 2020 (the “Effective Date”), is entered into by and between Xeris Pharmaceuticals, Inc., a corporation existing under the laws of Delaware, with an office at 180 North LaSalle Street, Suite 1600, Chicago, IL 60601, United States (hereinafter “Customer”), and SHL Pharma LLC, a limited liability company existing under the laws of Florida, with an office at 588 Jim Moran Boulevard, Deerfield Beach, FL 33442, United States (hereinafter “SHL”). Customer and SHL are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Customer and SHL entered into a Product Supply Agreement effective as of August 1, 2018 (the “Agreement”), pursuant to which SHL has the Devices manufactured by an Affiliate, and SHL assembles the Device together with Customer’s Primary Packaging into a fully assembled Product;

WHEREAS, by entering into this Amendment, both Parties desire to revise the Prices of the Product to reflect the efforts on operational enhancement based on the [***] and clarify certain conditions applicable to Customer’s commercialization of the Product.

NOW THEREFORE, in consideration of the mutual covenants and conditions set forth below, the Parties agree as follows:

TERMS AND CONDITIONS

1.All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

2.Section 2 of the Agreement is hereby amended by adding Section 2.13 as follows:

“2.13 The Product manufactured hereunder shall be subject to SHL’s lifecycle management program and SHL will regularly reevaluate the Device and Product in accordance with the then-applicable standards and best practices, regulatory requirements, and contemporary technology for “emergency use” auto-injectors (the “Best Practices”). The current Best Practices that SHL considers the Device and Product should meet during the lifecycle of the Product will be outlined in [***] and the Quality Agreements, which shall be updated from time to time. Such Best

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Practices updates may come from, inter alia, new or adjusted requirements by FDA or comparable regulatory authority or relevant market complaints. SHL may, in its reasonable determination, determine from time to time that certain ongoing operational activities (e.g., heightened inspection), extra layers of risk mitigation activities due to potential post market incident(s), or other requirements, will be needed in order to enable the Device and Product to meet the current Best Practices. Parties agree that as such Best Practices requirements evolve, the Best Practices may need to be reviewed and updated as required. Should the Device or Product not meet the updated Best Practices, the Parties acknowledge and agree that the Device or Product may have to be reassessed by both Parties, and that Customer shall bear the cost of related feasibility studies or testing required for such reassessment. The Parties further acknowledge that in such circumstances, [***], or it may be determined that [***].

In the event that a Party believes a new Best Practice requirement is necessary or believes that the Device or Product does not meet the requirements of the Best Practices, such Party will provide written notice, which notice shall include reasonable supporting detail, to the other Party specifying the proposed Best Practice requirement, the rationale therefor and the manner in which the Device or Product does not meet such requirements. Following such notification, the Parties will promptly discuss the proposed Best Practices requirement and negotiate in good faith any changes to the Device or Product and related project scope, timelines, and additional fees and expenses necessary to bring the Device or Product and related manufacturing processes into compliance with the proposed Best Practices. While changes to Best Practices and changes to related project scope, timelines, and additional fees and expenses necessary to bring the Device or Product and related manufacturing processes into compliance with the proposed Best Practices shall be discussed and negotiated in good faith by the Parties, the final decision as to any changes to Best Practices and changes to related project scope, timelines, and additional fees and expenses necessary to bring the Device or Product and related manufacturing processes into compliance with the proposed Best Practices shall be at the reasonable discretion of SHL acting in good faith. The Quality Agreement shall be amended by the Parties to reflect any such changes in Best Practices.

[***]

In the event Customer does not agree to the changes of the Best Practices requirements or the Parties cannot reach an agreement on any related changes in project scope, timelines or additional fees and expenses necessary to bring the Device or Product and related manufacturing processes into compliance with the updated Best Practices and Customer does not provide SHL with said variance letter or in the event, all manufacturing activities will be suspended, pending successful completion of said negotiations, with an understanding that time is of the essence. SHL shall be entitled to any fees for the Services rendered and

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

materials prepared up to the date of said suspension under this Agreement.”

3.Section 2 of the Agreement is hereby amended by replacing Section 2.5 in its entirety and inserting in lieu thereof the following text:

“2.5 Customer shall ensure that SHL is the sole provider of Services for the Product.”

4.Section 6 of the Agreement is hereby amended by adding Section 6.10 as follows:

“SHL shall in no event be responsible for temperature management or physical control of Product after SHL delivers the Product under Section 6.1 of this Agreement.”

5.Section 14.2 of the Agreement is hereby amended by adding Section 14.2.4 as follows:

“In the event there is a material change to FDA or comparable regulatory authority requirements, or other applicable laws, which makes the manufacturing of the Device or Product for the intended use impossible to achieve by using commercially reasonable personnel or financial resources, the Parties will enter into good faith discussions to resolve such matter in accordance with Section 14.4.3 of this Agreement. In the event Parties are not able to reach an agreement on how to resolve such matter within ninety (90) days of initiation of such negotiations, either Party may terminate this Agreement by providing ninety (90) days’ prior written notice to the other Party.”

6.The Agreement is hereby amended by deleting in its entirety the pricing chart set forth in Section 11 of Appendix A and the accompanying footnotes beginning with “For the avoidance of doubt, the above Prices shall be adjusted as noted for the following situations” and ending with (inclusive of) the third bullet thereunder which begins with “Customer shall be entitled to a…” and replacing it with the following:

Tier	Annual Volume			Unit Price	Amount Owed
1	[***]	to	[***]	$[***]	No. of units * $[***]
2	>[***]	to	[***]	$[***]	$[***] + $[***] for each device over [***]
3	>[***]	to	[***]	$[***]	$[***] + $[***] for each device over [***]

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Subassembly Component Scrap Fees per Unit
Plastic Components	[***]
Metal Components	[***]

Subassembly Assembly Scrap Fees per Unit (Taiwan)
Assembled Front Sub	[***]
Assembled Rear Sub	[***]

Final Assembly Scrap Fee per Unit (Pharma / Florida)
Front & Rear Assembled	[***]

Price Table Footnotes:

* All prices are in United States Dollars and tax-excluded. Prices exclude additional lot set-up/changeover fees of USD [***] for lot sizes between [***] units, or USD [***] for lot sizes less than [***] units.

** Prices are subject to SHL making the operational enhancements agreed upon and as described below (collectively referred to as "[***]")

(i) [***]

*** Parties acknowledge and agree that the above prices may be amended as agreed by the Parties in connection with the implementation of [***].

For the avoidance of doubt, other than the new Price Table above and related footnotes, all other terms and provisions under Appendix 1, Section 11 are unchanged and remain in full force and effect.

7.The Agreement is hereby amended by deleting Section 8 of Appendix A in its entirety and replacing it with the following:

”8. Capacity Commitment

The Parties understand that SHL’s capacity commitment is contingent upon Customer’s timely replacement or investment in applicable Device equipment and tools. The JSC shall review Customer’s Long Term Forecast and the Capacity Commitment annually and the Parties agree to work together in good faith to adjust the Capacity Commitment to support Customer’s Long Term Forecast. For [***], [***] SHL will use commercially reasonable efforts to supply [***] units of the Product to Customer to the extent required by Customer’s Long Term Forecast and, upon full implementation of [***], SHL will target a Capacity Commitment of not less than [***] units of the Product during each [***] in [***]. For the avoidance of doubt, the foregoing does not take into consideration any scrap, non-conformance, or deviation resulting from implementing [***]. To the extent SHL believes it will not

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

be able to meet Customer’s production demand as set forth in Customer’s Long Term Forecast, SHL shall promptly notify Customer thereof, including the reasons therefor, and the Parties shall work together in good faith to meet such production demand as promptly as commercially reasonable.

The Parties acknowledge and agree that [***] will target implementation in [***]. The Parties shall negotiate in good faith a subsequent amendment to this Agreement to more fully define [***], which may include but not be limited to [***]. Upon implementation of [***], the monthly Capacity Commitment shall not be less than [***] units of the Product in each month of calendar year [***] after implementation of [***] and at least [***] units of the Product in each month of calendar year [***] and beyond. For the avoidance of doubt, the foregoing does not take into consideration any scrap, non-conformance, or deviation resulting from implementing [***].

[***], which may include but not be limited to [***], will be implemented following [***] and at a date to be agreed to by the Parties negotiating in good faith. The Parties shall negotiate in good faith a subsequent amendment to define [***] following the execution of the amendment defining per the foregoing.

8.All other terms of the Agreement shall remain in full force and effect. To the extent any provision of the Agreement conflicts with any provision of this Amendment, this Amendment shall control.

9.If a court or other tribunal of competent jurisdiction should hold any term or provision of this Amendment to be excessive, invalid, void, or unenforceable, the offending term or provision shall be deleted, and if possible, replaced by a term or provision which, so far as practicable achieves the legitimate aims of the Parties. Any invalidity or unenforceability of any article or provision of this Amendment shall not affect the remainder of this Amendment.

10.The failure of either Party to require performance by the other Party of any of that other Party’s obligations hereunder shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any Party hereto of any condition, or of the breach of any provision, term, representation or warranty contained in this Amendment shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term, representation, or warranty hereof.

11.This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of law provisions. Any dispute arising from this Amendment shall be resolved in accordance with Section 22 of the Agreement.

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

12.This Amendment, the Agreement, the appendixes attached thereto, and the Quality Agreements, set forth all intentions, understandings, covenants, promises, warranties, representations, conditions, rights and obligations of the Parties and supersede all previous and contemporaneous agreements, understandings, negotiations and proposals relating to the subject matter hereof. No subsequent modifications or amendments to this Amendment shall be binding upon the Parties unless reduced in writing and signed by the respective authorized officers of the Parties in accordance with Section 28 of the Agreement.

13.This Amendment may be executed in one or more counterparts, each of which when executed and delivered will be deemed an original and all of which together will constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

14.The Parties agree that this Amendment may be electronically signed and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

(Signature page follows)

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have signed this Amendment as of the Effective Date.

Xeris Pharmaceuticals, Inc.	SHL Pharma LLC
By:_____________________	By:_____________________
By: /s/ Paul R. Edick	By: /s/ Don Rogers
Name: Paul R. Edick	Name: Don Rogers
Title: CEO	Title: Managing Director